Exhibit 32.1

                         CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                            ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


     In connection with the Annual Report of Cable & Co Worldwide, Inc. (the "Company") on Form 10-K for the year ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Licht, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.


                                  By: /S/ Martin Licht
                                  ----------------------------------
                                  Martin Licht
                                  Chief Executive Officer

    In connection with the Annual Report of Cable & Co Worldwide, Inc.
(the "Company") on Form 10-K for the year ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Grippo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.


                                  By: /S/ John Grippo
                                  ----------------------------------
                                  John Grippo
                                  Chief Financial Officer
                                  Date: November 2, 2006

    A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cable & Co Worldwide, Inc. and will be retained by Cable & Co Worldwide, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.